UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 14, 2008 (May 13, 2008)

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MASSEY ENERGY COMPANY
(Exact name of registrant as specified in its charter)

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Delaware	1-7775	95-0740960
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2008, the Board of Massey Energy Company (the “Registrant”) duly appointed Stanley C. Suboleski as a Class I director to serve until the Annual Meeting of the Registrant’s stockholders in 2009. He has been named to the Finance Committee and the Safety, Environmental and Public Policy Committee of the Board of Directors.

Mr. Suboleski served as a Commissioner of the Federal Mine Safety and Health Review Commission from June 2003 until his term expired in August 2006.  Since that time he has provided mining engineering consulting services, including certain consulting services to the Registrant.  From December 2001 through May 2003, Mr. Suboleski came out of retirement to serve as Executive Vice President and Interim Chief Operating Officer of the Registrant.  Following his retirement in December 1997 as Vice President, Operations – Strategy for A.T. Massey Coal Company, Inc. and President of United Coal Company, both subsidiaries of the Registrant, Mr. Suboleski served as a Professor and as the Department Head of Mining and Minerals Engineering at Virginia Tech from August 2000 to August 2001.  From 1993 though 1997 and from 1981 through 1988, Mr. Suboleski held several positions with subsidiaries of the Registrant.  He received his B.S. and PhD degrees in Mining Engineering from Penn State and his M.S. degree in Mining Engineering from Virginia Tech.

In accordance with the Registrant’s Non-Employee Director Compensation Summary (as amended and restated effective November 12, 2007), filed as Exhibit 10.1 to the Registrant’s Form 8-K on November 16, 2007, as a newly appointed director Mr. Suboleski received on May 13, 2008 a one time grant of 1,835 shares of restricted stock and 1,234 restricted units.  In addition, for 2008, Mr. Suboleski was awarded an annual grant of 1,001 shares of restricted stock in accordance with Non-Employee Director Compensation Summary.  The restrictions on the initial grants of restricted stock and restricted units and the annual grant of restricted stock lapse in one-third increments each year upon the anniversary of the date of grant or lapse in full upon the occurrence of any of the following:  (i) the applicable director retires at the age for Board retirement, if applicable, or obtains Board approval of early retirement; (ii) the applicable director dies or becomes permanently disabled; or (iii) a change of control occurs.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 13, 2008, the Board of Directors approved an amendment to the Registrant’s Bylaws to modify the language in Section 3.02 to increase the number of authorized board members from nine to ten. The full text of the Restated Bylaws, as amended as of May 13, 2008, is attached as Exhibit 3.1 to this report and is incorporated by reference into this Item 5.03.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1	Restated Bylaws, as amended as of May 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: May 14, 2008	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Vice President and Corporate Secretary

Exhibit Index

Exhibit Number	Description
3.1	Restated Bylaws, as amended as of May 13, 2008.